Investor Presentation May 2024 Exhibit 99.1

Safe Harbor Statement Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

About Manitex

Leading Provider of Lifting Solutions to Infrastructure and Construction Markets

MANITEX INTERNATIONAL

What we do

We are a leading provider of mobile truck cranes, industrial lifting solutions, aerial work platforms, construction equipment and rental solutions that serve infrastructure, heavy industry, and general construction markets. We engineer and manufactures products in North America and Europe, distributing through independent dealers globally.

What we offer


Straight mast cranes


Articulated cranes


Industrial lift & aerial work platforms


Equipment rentals

How we win

- High performance, service-centric culture
- Deep, recurring customer relationships
- Comprehensive portfolio of leading brands
- Commitment to quality and innovation
- Positioning – we have strong positions in the right markets....aiding the addition and expansion of our products

Our Footprint

S. Cessario siul Panaro, Italy (542,000 SF facility)
Boom Truck and Sign Crane manufacturing

Piacenza, Italy (58,000 SF facility)
Precision Pick and Carry Cranes



Rabern Rentals
Four North Texas locations

Georgetown, Texas (188,000 SF facility)
Boom Truck and Sign Crane manufacturing

Chicago, Illinois
Manufacturing Support for Oil & Steel and Valla

Arad, Romania (213,000 SF facility)
Knuckle Boom Crane Manufacturing

+6%	+28%	10.7%	+185 bps	2.7x
LTM – 1Q24 Revenue Growth	LTM – 1Q24 Adjusted EBITDA Growth	LTM – 1Q24 Adjusted EBITDA Margin	LTM – 1Q24 Adjusted EBITDA margin expansion	1Q24 quarter-end Net Leverage Ratio

3

Rental Equipment Segment Lifting Equipment Segment Complete Solutions Serving Growing End-Markets Capitalizing on favorable energy and infrastructure market investment trend 60% Boom, knuckle boom and cranes 12% Aerial Work Platforms 11% Parts and Service 10% Rental 8% Other Product Mix (as % of 2023 Sales) 90% of 2023 revenue ~$18 billion global addressable market Our Lifting Equipment segment manufactures and markets a comprehensive lines of boom trucks, truck cranes, and other lifting solutions and provides aftermarket parts and services 10% of 2023 revenue ~$58 billion North American addressable market Our Rental Equipment segment is a provider of industrial equipment rentals with four locations in Northern Texas. Key End Markets Served Infrastructure Utility Energy Commercial Construction

Track Record of Execution Driving year-over-year growth in revenue, EBITDA and margin realization Track record of organic and inorganic growth Organic Growth driven by global construction demand US Infrastructure Bill Oil & Gas | Energy | Commercial and Industrial Construction Positioned well in attractive markets USA | Canada | Western Europe | South American Mining Strong execution in 2023 Progress on Elevating Excellence drove strong margin expansion Leverage Reduction Net leverage down 1x 6% y/y Revenue Growth ($MM) 39% y/y Adjusted EBITDA Growth ($MM) 239 bps y/y EBITDA Margin Expansion (%) Net Leverage Reduction Net Debt to EBITDA

Value Creation Roadmap We introduced Elevating Excellence Initiative in First Quarter 2023 Manitex is addressing historical challenges to profitable growth Too many go-to-market brands - diluted brand identity Unrealized synergies of scale Lack of production velocity Ineffective structure Lack of data-centric reporting (KPI, balanced scorecard) Our Path Forward Our Past Targeted Commercial Expansion Sustained Operational Excellence Disciplined Capital Allocation Optimize operating structure; product mix optimization; increased facility utilization; supply chain optimization; improved fixed cost absorption High-return organic growth investments; invest from cash flow; opportunistic, accretive bolt-on acquisitions in complementary adjacent markets Manitex introduced its Elevating Excellence initiative in the first quarter 2023 representing a new long-term value creation strategy Organic share expansion in favorable markets (North America / Western Europe); Share expansion of PM | Oil & Steel and Valla in the USA

Targeted Commercial Expansion Drive above-market organic growth, leveraging incumbent position Manitex will leverage its incumbent, leadership position in Straight Mast Cranes to expand across Articulated, Industrial Lift / AWP and Rental Markets Manitex has 35% market share within the domestic Straight Mast market Brand consolidation, market positioning will help to drive organic share gains in adjacent markets Retain leadership position within Straight Mast market, while investing in higher-growth, underpenetrated adjacent markets Market Share Expansion Leverage strong market share in straight mast cranes to grow articulated cranes, Industrial Lifting, and AWP share in N.A. Simplify Brand Identity Simplify our go-to-market branding, supporting our dealers with segmented brands serving specific applications Enhanced Product Distribution Consolidate distribution across targeted geographies Product Innovation Invest in new, customer-led innovation and product development Market Share | Growth Growth Share Delivering “One Manitex” to the market Driving balanced growth across new and existing markets Straight Mast Articulated Industrial Lift & AWPs Rentals Relative growth contribution by product

Sustained Operational Excellence Building a durable, more efficient business to drive profitable growth Manitex intends to drive productivity and efficiency improvements in support of profitable growth through the cycle 2023 Accomplishments 2024 Priorities 2025 Priorities Upgraded (2) aged systems to modern ERP operating systems Began rationalizing and improving supply chain Implemented processes and systems to increase capacity Eliminated unprofitable brands and certain products Drive growth of PM | Oil & Steel Valla in NA Rental growth and margin expansion Continued supply chain improvements to efficiency and cost Product rationalization Strategic, bolt-on acquisitions Implement a lean, more efficient organizational structure, increase production velocity, expand sourcing and procurement capabilities, improve inventory management, leverage data and analytics in support of cultural accountability Key drivers of multi-year margin improvement, weighted by potential anticipated margin uplift

Acquisition Criteria Product line | end-market expansion Revenue and accretive margin synergies Technical capabilities expansion Aftermarket appeal Disciplined Capital Allocation Prioritize reduction in net leverage, targeted organic growth investments Manitex intends to reduce net leverage, while continuing to optimize liquidity with which to support organic growth across the business Building a more efficient, lean organization before we begin to pursue strategic acquisitions 2023-2024 Capital allocation priorities Reduce net leverage further below target of 3.0x or less Selectively invest in organic growth opportunities Opportunistic, shareholder-friendly return of capital 2025+ Capital allocation priorities Strategic, bolt-on acquisitions Selectively invest in new organic growth opportunities Opportunistic, shareholder-friendly return of capital

2025 Financial Targets

Positioned to drive significant organic growth and margin expansion

MANITEX INTERNATIONAL

Between YE 2022 and YE 2025, Manitex intends to deliver incremental growth in revenue, EBITDA and EBITDA margin realization through a combination of commercial expansion, sustained operational excellence and disciplined capital allocation

2022A-2025E

Revenue Bridge ($MM)

~25%
revenue growth at mid-point of range



$274
$325 to $360
2022
2025E

EBITDA Bridge ($MM)

~65-110%
EBITDA growth



$21
$35 to $45
2022
2025E

EBITDA Margin (%)

+300-500 bps
of margin expansion



8%
11% to 13%
2022
2025E

Revenue Drivers

(2024 and 2025 Focus on Growth)

- End-market growth
- Improved capacity utilization
- Product innovation / NPD
- Market share gains

Margin Drivers

(2023 is a foundational year with focus on margins / process and systems)

- Improved fixed-cost absorption through improved operating leverage
- Reweight product mix toward higher-margin offering
- Centralization of procurement and supply chain

10

Progress on Elevating Excellence Initiatives On track to achieve 2025 financial targets 25% Revenue Growth 65-110% EBITDA Growth 300-500 bps of EBITDA Margin Expansion FY22 Revenue $274MM LTM Revenue $297MM 2025 Target $325-360MM FY22 Margin 7.8% LTM Margin 10.7% 2025 Target 11-13% FY22 EBITDA $21MM LTM EBITDA $32MM 2025 Target $35-45MM Key Accomplishments: Structural Organization Changes New products (PM Cranes | Valla) Increased Share Key Priorities: PM Crane Expansion Increased Dealer Count New products (AWPs, elec cranes) Key Accomplishments: 33% EBITDA Growth (Q1 ‘24) Improved mfg. velocity Strong organic growth Key Accomplishments: 218bps Q1 Margin expansion YOY Improved scale benefits Operating efficiencies Key Priorities: Cost reductions Reduced supply chain costs Increase unit production Key Priorities: Supply chain efficiencies Operating leverage Improved mix

Investment Summary Business transformation underway; focused on long-term value creation Business transformation underway, led by CEO Michael Coffey. Building a three-year roadmap to drive commercial expansion, operational excellence and disciplined capital management Investment Summary Key Catalysts Recent move into higher-margin equipment rental business. Significant opportunity for organic growth, capabilities/service expansion; durable, recurring revenue stream Legacy equipment business supported multi-year secular tailwinds. Construction activity across energy, infrastructure and utility end-markets supports stable equipment recycle as old units age-out Delivering innovative, efficient products to the market. Growing zero emissions product solutions; NPD driving share gains, particularly in North America Leverage Reduction. Focused on directing free cash flow toward debt reduction; At 2.7x, 1Q24 qtr-end leverage below targeted range, expect further progress in 2024 Management and board aligned with shareholder interests. Insiders owns approximately 39% of the shares outstanding as of 12/31/23. Compelling 2025 targets. Anticipating 25% revenue growth and between 300-500 BPS of EBITDA margin expansion by 2025. “Elevating the People and Process of Construction” Committed to higher-growth, higher-margin and a more profitable business over the next three years. Guided by our strategy Elevating Excellence, a value creation framework

First Quarter 2024 Results

Key Messages First Quarter 2024 Highlights Performance highlighted by solid organic growth, continued operating execution, strong margin expansion 8.1% revenue growth during 1Q driven by solid growth in North America and rental Strong execution drove 179 bps of y/y 1Q24 gross margin expansion 1Q24 adjusted EBITDA increased 33.5% to $8.4 million; adjusted EBITDA margin expansion of 218 bps to 11.4% Solid Revenue Growth Lifting Equipment revenue increased 7.9% during 1Q driven by strong growth at our North American manufacturing Rental Momentum Rental revenue increased 9.2% due to strong demand drivers, pricing benefits and ramp-up of Lubbock branch Operating Execution 1Q24 gross margin increased 179 bps, driven by product mix optimization and supply-chain driven cost improvements EBITDA Margin Expansion 1Q24 adjusted EBITDA margin of 11.4%, up 218 basis points yty; second highest quarterly margin in at least the last five years despite seasonally slow first quarter Healthy Backlog Levels Backlog decline versus last year owing to increased throughput, product mix rationalization and market factors. Current backlog is between 6-8 months dependent upon the product category and is at healthy levels Elevating Excellence Continued progress on strategic initiatives including growing momentum in new product introductions, ramp of new Rental branch in Lubbock, and strong execution on manufacturing throughput and supply-chain initiatives 2024 Outlook Reiterating 2024 outlook; forecast assumes 8% EBITDA growth at the mid-point of the guidance range driven by end market strength, combined with continued operational improvements

First Quarter 2024 Financial Performance Strong operational and commercial execution, Elevating Excellence gaining momentum 1Q24 results highlighted by strong demand trends in Lifting Equipment, gross margin expansion, and progress on Elevating Excellence initiatives First Quarter 2024 Key Highlights Elevating Excellence Key Highlights 1Q24 revenue grew 8% driven by strong growth in Rental and Lifting Equipment 1Q gross margin of 23.0% up 179 bps due to better manufacturing throughput, improved mix, and supply-chain initiatives 1Q adjusted EBITDA increased 33.5% to $8.4 million; margin of 11.4%, up 218 basis points Backlog decreased due to increased manufacturing velocity and market uncertainty; backlog healthy at 7 months of sales Strong customer response for new product introductions Increased market share in targeted markets Ramp of new Rental location in Lubbock, TX Ongoing resource optimization initiatives driving improvement in manufacturing throughput New sourcing partners driving incremental cost savings Net leverage of 2.7x at end of 1Q24, down from 2.9x at year-end 2023, achieved goal of 3.0x ahead of plan

1Q24 Performance Summary Solid growth, meaningful margin improvement Favorable end market trends and strong execution Revenue growth due to favorable market trends benefitting Lifting Equipment, rental growth Gross margin improved 179 bps y/y due to improved mix, better throughput, and sourcing benefits Adjusted EBITDA of $8.4 million during 1Q24 was up 34% from last year owing to operational improvements. Trailing twelve-month EBITDA of $31.7 million, up 28% from prior TTM period; 10.7% TTM EBITDA margin 8% y/y Revenue Growth ($MM) Backlog Healthy at 7-Months of Sales ($MM) 179 bps y/y Gross Margin Expansion (%) 34% y/y Adjusted EBITDA Growth ($MM)

Disciplined Balance Sheet Management Focus on debt reduction and investment in organic growth initiatives Capital allocation focused on debt reduction and organic growth initiatives Stable liquidity profile, modest increase in net debt due to quarter end timing of cash collections Expect improved free cash flow conversion in 2024 as working capital levels are worked down Net leverage of 2.7x, down from 3.9x at YE22 driven by strong EBITDA growth. Achieved long-term target of 3.0x or less ahead of plan Cash and Availability ($MM) Net Leverage Ratio (Net debt to Adjusted EBITDA) Net Debt ($MM)

Full-Year 2024 Financial Guidance Outlook reflects 8% Adjusted EBITDA growth* and continued margin expansion 2024 guidance reflects favorable end market trends and progress on Elevating Excellence initiatives Continued end market momentum and contribution from new products driving solid revenue growth Improved production velocity and operating efficiencies resulting in margin expansion and strong Adjusted EBITDA growth Expect continued balance sheet de-leveraging Fiscal Full-Year 2023 Revenue Adjusted EBITDA Adjusted EBITDA Margin $291.4 $29.6 10.1% $ in millions Fiscal Full-Year 2024 $300 to $310 $30 to $34 10.5%* * At mid-point of guidance range

Appendix

Statement on Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND OTHER ITEMS   In this presentation, we refer to various non-GAAP (U.S. generally accepted accounting principles) financial measures which management uses to evaluate operating performance, to establish internal budgets and targets, and to compare the Company's financial performance against such budgets and targets. These non-GAAP measures, as defined by the Company, may not be comparable to similarly titled measures being disclosed by other companies. While adjusted financial measures are not intended to replace any presentation included in our consolidated financial statements under generally accepted accounting principles (GAAP) and should not be considered an alternative to operating performance or an alternative to cash flow as a measure of liquidity, we believe these measures are useful to investors in assessing our operating results, capital expenditure and working capital requirements and the ongoing performance of its underlying businesses. A reconciliation of Adjusted GAAP financial measures is included with this presentation. All per share amounts are on a fully diluted basis. The quarterly amounts described below are unaudited, are reported in thousands of U.S. dollars, and are as of the dates indicated.

Appendix - Reconciliations Reconciliation of Net Income to Adjusted Net Income

Appendix - Reconciliations Reconciliation of Net Income to Adjusted EBITDA